UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2010

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GelTech Solutions, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-52993	56-2600575
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

 (Address of Principal Executive Office) (Zip Code)

(561) 427-6144

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

Item 8.01

Other Events.

GelTech Solutions, Inc. previously announced that it had entered into a long term agreement for distribution of its patent-pending fire suppressant, FireIce, in China.  After GelTech shipped two containers of FireIce to the distributor, a new regulation was implemented by the Chinese government for all products being used in fire trucks and fire extinguishers.  As a result of this regulation, all products sold to the Chinese fire service are now required to go through a quality control examination from the Beijing Fire Authority prior to selling it to any fire departments.  GelTech is currently in the process of obtaining appropriate approvals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GELTECH SOLUTIONS, INC.

By:	/s/ Michael Cordani
Michael Cordani Chief Executive Officer

Date:  July 1, 2010

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